UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 28, 2003

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)


          Bermuda                        001-31468             Not Applicable

(State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (441) 296-5550

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         The following exhibit is filed as part of this report:

         99.1. Press Release of the Registrant, dated October 28, 2003.

Item 9. Regulation FD Disclosure.

Item 12. Results of Operations and Financial Condition

This information is being provided under both Items 9 and 12.

         On October 28, 2003, Montpelier Re Holdings Ltd. issued a press release announcing third quarter results, which has been attached as Exhibit 99.1.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Montpelier Re Holdings Ltd.
                                                ---------------------------
                                                        (Registrant)

   October 31, 2003        By:/s/  Neil McConachie
   -------------           ------------------------------------------------
        Date               Name: Neil McConachie
                           Title:  Financial Controller and Treasurer
                           (chief accounting officer)



Index to Exhibits

Exhibit No.       Description
-----------       -----------
99.1              Press Release of the Registrant dated as of October 28, 2003.